INVESTOR PRESENTATION

March 2013

Krispy Kreme DOUGHNUTS

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended January 29, 2012. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


Krispy Kreme
DOUGHNUTS

MISSION: To touch and enhance lives through the joy that is Krispy Kreme

VISION: To be the worldwide leader in sharing delicious tastes and creating joyful memories

Overview

- 75 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with much larger names
- 748 shops in 22 countries
  - 97 Company-owned
  - 142 domestic franchise locations
  - 509 international franchise shops
- Strong balance sheet, profitable operations and expanding worldwide


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Worldwide Presence

Krispy Kreme DOUGHNUTS

- Australia - 18
- Bahrain - 2
- Canada - 6
- China - 2
- Dominican Republic - 3
- India - 1
- Indonesia - 11
- Japan - 42
- Kuwait - 13
- Lebanon - 8
- Malaysia - 8
- Mexico - 91
- Philippines - 41
- Puerto Rico - 5
- Qatar - 2
- Saudi Arabia - 95
- Korea - 67
- Thailand - 8
- Turkey - 15
- UAE - 16
- United Kingdom - 55
- United States - 239

748 stores in 22 countries

How We Plan to Grow

- International
  - Build on momentum in new and existing markets
- Domestic
  - Pick up the pace of expansion
  - Increase both Company and franchised units
  - Expand traffic and average unit volumes by leveraging recent research findings



International Store Count


GOAL
900
509
460
417
358
298
204
123
68
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY17E

International Growth

Major expansion areas through FY19		
	Brazil Russia India Europe South America Central America	New markets
	Japan Mexico U. K. Thailand China Others	Existing markets


Krispy Kreme

Domestic Store Count



400+
GOAL
334
127
207
272
107
165
245
100
145
225
93
132
224
83
141
229
85
144
234
92
142
239
97
142
Total
Company
Domestic Franchise
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY17E

Domestic Unit Growth Plan

- Company expansion primarily in the southeast, focusing on small, retail-only shops
  - Foundational work on unit economics completed, but subject to continuous refinement
  - Expect to build 7-10 Company shops annually, but may accelerate pace


Krispy Kreme
DOUGHNUTS

Domestic Unit Growth Plan

- Expansion through new franchise agreements primarily outside the southeast
  - Completing franchise development plans and adding resources to execute
- Existing franchisees should continue to expand, both in the southeast and elsewhere


Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY

Krispy Kreme is a "Simple" Brand

- Simple to understand
- Simple to use
- Simple to love
- Simple to communicate



People Want More Doughnuts

- People just want an excuse to eat more Krispy Kreme doughnuts
- Evidenced most recently by the success of our 75th Birthday, Valentine's Day and other traffic-building promotions
- Willing to eat doughnuts any time of the day


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

Redefine the Doughnut Experience

- Matching emotional occasions with physical opportunities
- Includes annual, weekly or even daily occasions
  - Holidays
  - Birthdays
  - Office treats
  - After school
  - Events
  - Late night doughnut runs


EAT
EAT

Company Same Store Sales



Driven by higher traffic
FY12 pricing lapped
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-0.7%
3.5%
4.0%
5.2%
2.1%
5.4%
6.8%
7.5%
FY09
FY10
FY11
FY12
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4

Company Same Store Sales Drivers

- Improved occasion-based marketing and consumer outreach, including through social media
- Improved hospitality – ongoing programs to foster an outstanding consumer experience
- Better looking shops – ongoing renovations large and small
- Ongoing doughnut innovation and complementary beverage offerings



Company Same Store Sales



- Q2 +5.4% – driven by major events
  - National Doughnut Day
  - 75th birthday celebration
- Q3 +6.8% – more consistent week-to-week
  - Continued focus on doughnut use occasions
  - Emphasis on staying top-of-mind
- Q4 +7.5%
- Strong comps continue through week 5 of fiscal 2014 (ended March 10, 2013)

Financials


Krispy Kreme
DOUGHNUTS

Net Income and EPS


($ in millions, except EPS amounts)
$50
$40
$30
$20
$10
$-
$(10)
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
FY09
FY10
FY11
FY12
FY13
FY14E
Operating income
Net income
EPS

FY12 - FY14 amounts are adjusted net income and adjusted EPS, which:

- Exclude $4.7MM after tax gain ($.06 per share) on sale of 30% interest in KK Mexico in FY12
- Include only cash taxes currently payable, consistent with FY09-FY11

FY13 is exclusive of results for the 53rd week.

Adjusted net income and adjusted EPS are non-GAAP measures. See Appendices.

Free Cash Flow

($ in millions)



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
FY09
FY10
FY11
FY12
FY13
FY14E*

***Midpoint of FY14 estimated range. Reflects capex of $29MM (midpoint of estimated capex range of $23 to $35MM) compared to $14MM in FY13.**

Free cash flow is a non-GAAP measure. See Appendices.

FY13 amount is measured on a 52-week basis.

Enhancing Shareholder Returns

- Completed a $20 million share repurchase in the first half of fiscal 2013, purchasing 3,113,000 shares at an average price of $6.42 per share
- Company remains keenly interested in enhancing returns to shareholders


HOT
Krispy Kreme
DOUGHNUTS
COFFEE

FY14 Guidance – Company Stores

	FY13 actual	FY14 outlook
Comps (on-premises)	+5.5% no pricing	+2% to 5% organic +2% to 3% pricing +4% to 7% all-in
Shops at year end	97	7-10 new shops, all retail-only
Sales		
On-premises	$140MM	+9% to 13%
Wholesale	$151MM	Flat
Total	$291MM	+4% to 7%
Segment operating margin	2.8%	Modestly wider Positives Comps Greater retail sales % Ongoing improved execution Negatives Down time for remodels Training for future growth



FY13 amounts are measured on a 52-week basis.

FY14 Guidance – Domestic Franchise

	FY13 actual	FY14 outlook
Comps (on-premises)	+6.8%	+4% to 7%
Stores at year end	142	10-15 new stores
Franchisee sales	$281MM	+10% to 13%
Average royalty rate	3.4%	Flat
Segment operating margin	53%	Similar



FY13 amounts are measured on a 52-week basis.

FY14 Guidance – International Franchise

	FY13 actual	FY14 outlook
Comps (currency adjusted)	-8.1%	Slight improvement, but still negative due to continued growth effects (cannibalization, honeymoon effects)
Stores at year end	509	At least 75 new openings
New markets opened	Bangalore	Scotland, Singapore, Delhi, Moscow, Taiwan, Mumbai Others to be announced
Franchisee U.S. dollar sales	$423MM	+3% to 6%
Segment operating margin	69%	Down modestly Will incur costs to enter new markets

FY13 amounts are measured on a 52-week basis.

FY14 Guidance – Supply Chain

	FY13 actual	FY14 outlook
Total sales (including intercompany)	$211MM	+4% to 7% Consistent with domestic and international sales growth
Segment operating margin	15%	Flat



FY13 amounts are measured on a 52-week basis.

FY14 Guidance – G&A Costs

	FY13 actual	FY14 outlook
Total G&A	$24.8MM	Roughly flat



FY13 amount is measured on a 52-week basis.

FY14 Guidance – Earnings

	FY13 actual	FY14 outlook
Operating income	$36.4MM	$41MM to $44MM
Pretax income	$35.0MM	$40MM to $43MM
Adjusted net income	$32.9MM	$37MM to $40MM
Adjusted EPS	$0.47	$0.53 to $0.57
Diluted shares outstanding	69.9MM	70MM



FY13 amounts are measured on a 52-week basis.
Adjusted net income and adjusted EPS are non-GAAP measures. See appendices for GAAP reconciliation.

Conclusion

- 75 year old brand, but our future is brighter than ever
- Many blessings
  - Brand beloved the world over
  - Best in class products
  - Compelling long-term opportunities
  - Focused strategies
  - Capable and energized team
- FY13 just a starting point to what we hope to achieve



Summary


Krispy Kreme

Krispy Kreme is no longer a turnaround story

Now squarely on intelligent, deliberate offense

On a path of consistent, sustainable growth

No longer about where we have been, but where we are going

Appendices

Adjusted Net Income and EPS

In the quarter ended January 29, 2012, the Company reversed $139.6 million of valuation allowances against deferred tax assets because management concluded that realization of such assets was more likely than not. While such reversal, which was required by GAAP, increased the Company's earnings by $139.6 million in fiscal 2012, the reversal has the effect of increasing the provision for income taxes, and therefore decreasing net income, beginning in fiscal 2013. The reversal had no effect on the Company's cash payments for income taxes. This negative effect on earnings occurs because the reversal of the valuation allowances resulted in the recognition in fiscal 2012 of income tax benefits expected to be realized in later years. Absent the reversal of the valuation allowances, any such tax benefits would have been recognized when realized in future periods upon the generation of taxable income. Accordingly, beginning in fiscal 2013, the Company's effective income tax rate, which in fiscal 2012 and earlier years bore little or no relationship to pretax income, more closely reflects the blended federal and state income tax rates in jurisdictions in which the Company operates.

Because of the increase in the Company's effective income tax rate as described above, the Company's income tax expense in fiscal 2013 and fiscal 2014 is not comparable to income tax expense in fiscal 2012. In addition, until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to substantially exceed the amount of cash income taxes payable by the Company, which are expected to remain insignificant for the foreseeable future.

In addition, in the second quarter of fiscal 2012, the Company realized a pretax gain of $6.2 million ($4.7 million after tax, or $.06 per share) on the sale of its 30% ownership interest in KK Mexico, an equity method investee. The Company does not expect to realize similar gains in the future.

The following non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above transactions and events, which, except for the periodic occurrence of the 53-week year, are expected to be non-recurring, on the Company's results of operations, and to facilitate comparison of fiscal 2013 and 2014 results with the Company's financial results for fiscal 2012. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

Adjusted Net Income and EPS

	Management's Earnings Guidance Year Ending February 2, 2014		Historical Year Ended	
	From	To	February 3. 2013	January 29, 2012
	(In thousands, except per share amounts)			
Net income, as reported	$ 22,000	$ 23,700	$ 20,779	$ 166,269
Provision for deferred income taxes	15,000	16,300	13,413	(139,403)
Gain on sale of interest in KK Mexico (net of income taxes of $1,492)	-	-	-	(4,706)
Adjusted net income	$ 37,000	$ 40,000	34,192	22,160
Earnings for the 53rd week			(1,273)	-
Adjusted net income - 52 week basis			$ 32,919	$ 22,160
Adjusted earnings per common share:				
Basic	$ 0.55	$ 0.60	$ 0.49	$ 0.32
Diluted	$ 0.53	$ 0.57	$ 0.47	$ 0.31
Weighted average shares outstanding:				
Basic	67,000	67,000	67,624	69,145
Diluted	70,000	70,000	69,896	71,497

Free Cash Flow

($ in millions)

	FY09	FY10	FY11	FY12	FY13	FY14E From	FY14E To
Cash provided by operating activities	$ 17	$ 20	$ 21	$ 34	$ 57	$ 58	$ 61
Less - capital expenditures	(5)	(8)	(10)	(12)	(14)	(35)	(23)
Less - scheduled debt principal	(1)	(1)	(1)	(2)	(2)	(2)	(2)
Equals - free cash flow	$ 11	$ 11	$ 10	$ 20	$ 41	$ 21	$ 36

Free cash flow (a non-GAAP measure) is cash provided by operating activities less capital expenditures and scheduled principal payments on debt. The Company believes free cash flow is a useful measure of the Company's ability to generate cash from its operations in excess of amounts required to fund its contractual debt repayment obligations and investments in productive assets, and therefore is a useful measure of cash available for alternative business uses.

FY13 amount is measured on a 52-week basis.